                                                            Registration No. 34-

                                   FORM 8-A




                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               POPPE TYSON, INC.
 ...............................................................................
            (Exact name of registrant as specified in its charter)


           Delaware                                    13-3315694
 .....................................    ......................................
       (State of incorporation                      (I.R.S. Employer
        or organization)                            Identification No.)

       40 West 23rd Street
       New York, New York                                10010-5201
 .....................................    .......................................
  (Address of principal executive                       (Zip Code)
    offices)


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                   Name of each exchange on which
     to be so registered                   each class is to be registered

          None                                         None
 .....................................    .....................................

     Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock ($.001 par value per share)
 ..............................................................................
                               (Title of class)
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Item 1. Description of Reqistrant's Securities to be Registered
        -------------------------------------------------------

        The description of the Common Stock of Poppe Tyson, Inc. to be registered hereunder is set forth under the heading "Description of Capital Stock" in the Company's Registration Statement on Form S-1 (Registration No 333-09791) (the "Registration Statement") originally filed by the Company with the Securities and Exchange Commission on August 8, 1996 and amended by Amendment Nos. 1 and 2 thereto filed with the Securities and Exchange Commission on October 11, 1996 and November 7, 1996, respectively, and as the Registration Statement may be further amended, which description is incorporated herein by reference.

Item 2. Exhibits
        --------

        1. Amended and Restated Certificate of Incorporation of Poppe Tyson, Inc. is set forth as Exhibit 3.1 to the Registration Statement and is incorporated herein by reference.

        2. By-laws of Poppe Tyson, Inc. are set forth as Exhibit 3.2 to the Registration Statement and are incorporated herein by reference.

        3. Amendment to Certificate of Incorporation of Poppe Tyson, Inc. is set forth as Exhibit 3.3 to the Registration Statement and is incorporated herein by reference.

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 7, 1996                 POPPE TYSON, INC.

                                         By: /s/ Fergus O'Daly, Jr.
                                            --------------------------------
                                              Fergus O'Daly, Jr.
                                              Chairman and Chief
                                                Executive Officer

Document
--------

Amended and Restated Certificate of Incorporation of Poppe Tyson, Inc. is set forth as Exhibit 3.1 to the Registration Statement and is incorporated herein by reference.

By-Laws of Poppe Tyson, Inc. are set forth as Exhibit 3.2 to the Registration Statement and are incorporated herein by reference.

Amendment to Certificate of Incorporation of Poppe Tyson, Inc. is set forth as
Exhibit 3.3 to the Registration Statement and is incorporated herein by reference.

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